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                                                                   EXHIBIT 10.44

                                 AMENDMENT NO. 2

         AMENDMENT NO. 2 dated as of July 31, 1998 (the "Amendment") to the Amendment and Restatement, dated as of April 1, 1993, of the Construction and Term Loan Agreement, dated as of February 4, 1992, as amended by Amendment No. 1, dated as of December 22, 1993 (as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) Camden Cogen L.P., a Delaware limited partnership (the "Borrower"), of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the sole general partner, (ii) the Tranche A Lenders and Tranche B Lenders from time to time parties thereto (collectively, the "Lenders"), (iii) The Bank of Tokyo-Mitsubishi Trust Company (formerly known as The Bank of Tokyo Trust Company), a banking corporation organized and existing under the laws of the State of New York, as Senior Tranche Agent, (iv) Commerzbank AG, New York Branch, a New York State licensed branch of a bank organized under the laws of Germany, as Agent and (v) General Electric Capital Corporation, a New York corporation ("GE Capital"), as Junior Tranche Agent and as issuer of the Letters of Credit.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meanings when used herein.

         2. Amendment of Subsection 1.1. Subsection 1.1 is hereby amended by:

         (a) amending and restating the definition of "Tranche A Co-Agent" as follows:

               "Tranche A Co-Agent": Commerzbank AG, New York branch or any successor Tranche A Co-Agent under the Credit Agreement.


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         (b) amending and restating the definition of "Security Agent" as follows:

               "Security Agent": Commerzbank AG, New York Branch or any successor security agent under the Security Deposit Agreement.

         3. Limited Effect. Except as expressly amended hereby, all of the provisions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.

         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

                                  CAMDEN COGEN L.P.

                                      Cogen Technologies Camden
                                         GP Limited Partnership, a
                                         Delaware limited partnership,
                                         its general partner

                                           Cogen Technologies
                                             Camden, Inc., a Texas
                                             corporation its general
                                             partners

                                         By: /s/ RICHARD A. LYDECKER, JR.
                                            --------------------------------
                                            Name:   Richard A. Lydecker, Jr.
                                            Title: Senior Vice President & Chief
                                                      Financial Officer

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                                   THE BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY, as Senior Tranche Agent
                                     and a Tranche A Lender

                                            By: /s/ ROBERT F. MOYLE
                                               ---------------------------------
                                               Name:  Robert F. Moyle
                                               Title: Vice President

                                   COMMERZBANK AG, NEW YORK BRANCH, as
                                      Agent

                                            By: /s/ ANDREW JACOBYANSKY
                                               ---------------------------------
                                               Name:  Andrew Jacobyansky
                                               Title: Vice President

                                            By: /s/ ANDREW KJOLLER
                                               ---------------------------------
                                               Name:  Andrew Kjoller
                                               Title: Assistant Treasurer

                                   COMMERZBANK AG, ATLANTA AGENCY, as a
                                      Tranche A Lender

                                            By: /s/ ANDREW JACOBYANSKY
                                               ---------------------------------
                                               Name:  Andrew Jacobyansky
                                               Title: Vice President

                                            By: /s/ ANDREW KJOLLER
                                               ---------------------------------
                                               Name:  Andrew Kjoller
                                               Title: Assistant Treasurer

                                       THE FUJI BANK LIMITED, as a
                                         Tranche A Lender

                                            By: /s/ THOMAS W. BOYLAN
                                               ---------------------------------
                                               Name:  Thomas W. Boylan
                                               Title: Vice President


                                       CREDIT LYONNAIS, NEW YORK BRANCH, as
                                         a Tranche A Lender

                                            By: /s/ JAMES F. GUIDEIN
                                               ---------------------------------
                                               Name:  James F. Guidein
                                               Title: Vice President


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                                     GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Junior Tranche
                                       Agent, Tranche B Lender and as
                                       issuer of the Letters
                                       of Credit

                                            By: /s/ MICHAEL J. TZOUGRAKIS
                                               -----------------------------
                                               Name:  Michael J. Tzougrakis
                                               Title: Manager of Operations




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